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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

 The original Form 8-K has been amended by this 8-K/A to replace computational material.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 8, 2001





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-36244           41-1808858
----------------------------        -------------       ---------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)          File Number)        Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 832-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

        On or about March 29, 2001, the Registrant expects to cause the issuance and sale of Home Equity Loan Pass-Through Certificates, Series 2001-HS1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer and the Chase Manhattan Bank, as Indenture Trustee.

     In connection with the expected sale of the Certificates by Bear, Stearns & Co. Inc. (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain collateral information (the "Collateral Term Sheets") with respect to the mortgage loans underlying the proposed offering of the Certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

    The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits:

                             Item 601(a) of
                             Regulation S-K
        Exhibit No.          Exhibit No.           Description

               1                    99             Collateral Term Sheets

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By:     /s/ Lisa R. Lundsten
                                            Name:  Lisa R. Lundsten
                                            Title: Vice President



Dated:  March 8, 2001

                                  Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description          Page

1                     99            Collateral Term         6
                                        Sheets